Exhibit 10.18

Loan Renewal Agreement

Party A (Lender): Huarongda (Shanghai) Health Technology Ltd.

Legal representative: Haitao Fu

Party B (Borrower): Shaanxi Qianxiang Health Technology Ltd.

Legal representative: Xuehong Li

Considering the Loan Agreement signed by Party A and Party B on March 25, 2024, the loan term expires on September 30, 2024. After friendly negotiations between Party A and Party B, Party B agrees to extend the loan term until March 31, 2025, and Party A shall repay the borrowed funds in full before the loan maturity date.

If there is no agreement in this agreement, the content of the Loan Agreement shall prevail.

This agreement is made in duplicate, with each party holding one copy, and shall come into effect from the date of stamping by both parties.

(No text below)

Party A: Huarongda (Shanghai) Health Technology Ltd.

/Seal/ Huarongda (Shanghai) Health Technology Ltd.

Party B: Shaanxi Qianxiang Health Technology Ltd.

/Seal/ Shaanxi Qianxiang Health Technology Ltd.

Date: September 29, 2024